                                 SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              Port Financial Corp
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                     [Letterhead of Port Financial Corp.]


                              September 11, 2000


Dear Stockholder:

     You are cordially invited to attend a special meeting of stockholders of Port Financial Corp., the holding company for Cambridgeport Bank, which will be held on October 18, 2000 at 2:00 p.m., Eastern Time, at Port Financial's corporate headquarters, 1380 Soldiers Field Road, Brighton, MA 02135.

     Stockholders are being asked to consider and vote upon proposals to approve our 2000 Stock Option Plan and 2000 Recognition and Retention Plan. The Board of Directors has carefully considered both of these proposals and believes that approval of these plans will enhance our ability to recruit and retain quality directors, management and employees. We believe that stock-based compensation is essential in linking the interests of directors, officers and employees directly to the interest of our stockholders. Accordingly, your Board of Directors unanimously recommends you vote "FOR" both of these proposals.

     The attached Notice of Special Meeting of Stockholders and Proxy Statement further describe the business to be transacted at the special meeting. Directors and officers of Port Financial will be present at the meeting to respond to appropriate questions.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. Please vote as soon as possible --this will save us additional expense in soliciting proxies and will ensure that your shares are represented at the meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the special meeting, but will assure that your vote is counted if you are unable to attend.

     Your Board of Directors and the employees of Port Financial and Cambridgeport Bank are committed to the success of Port Financial and the enhancement of your investment. As Chairman of the Board and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                    Sincerely yours,



                                    James B. Keegan
                                    Chairman and Chief Executive Officer

                     [Letterhead of Port Financial Corp.]



                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                        To Be Held on October 18, 2000

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Port Financial Corp. will be held at Port Financial's corporate headquarters, 1380 Soldiers Field Road, Brighton, MA 02135, on October 18, 2000 at 2:00 p.m., Eastern Time, to consider and vote upon the following matters:

     1.   Approval of the Proposed Port Financial Corp. 2000 Stock Option Plan;
     2. Approval of the Proposed Port Financial Corp. 2000 Recognition and Retention Plan; and
     3. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the special meeting as may properly come before the special meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the special meeting. Please note that at this time we are not aware of any such business.

     In accordance with the bylaws of Port Financial, no business shall be transacted and no corporate action shall be taken at the special meeting other than that stated in this Notice of Special Meeting.

     The Board of Directors has fixed August 25, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the special meeting and any adjournment or postponement thereof.

                                         By Order of the Board of Directors,


                                         James B. Keegan
                                         Chairman and Chief Executive Officer

Brighton, Massachusetts
September 11, 2000

     ---------------------------------------------------------------------------
          You are cordially invited to attend the special meeting. It is important That Your Shares Be Represented Regardless Of The Number Of Shares You Own. The Board Of Directors Urges You To Sign, Date And Mark The Enclosed Proxy Card Promptly And Return It In The Enclosed Envelope. Returning The Proxy Card Will Not Prevent You From Voting In Person If You Attend The Special Meeting.
     ---------------------------------------------------------------------------

                             PORT FINANCIAL CORP.
                           1380 Soldiers Field Road
                              Brighton, MA 02135
                                (800) 835-9094

                            PROXY STATEMENT FOR THE
                        SPECIAL MEETING OF STOCKHOLDERS

                        To Be Held on October 18, 2000


                              GENERAL INFORMATION

GENERAL

     The Port Financial Corp. Board of Directors is using this proxy statement and accompanying proxy card to solicit proxies from the holders of Port Financial's issued and outstanding common stock, par value $.01 per share, as of the close of business on August 25, 2000, for use at our upcoming special meeting. The special meeting of stockholders of Port Financial will be held on October 18, 2000 at Port Financial's corporate headquarters, 1380 Soldiers Field Road, Brighton, MA 02135 at 2:00 p.m., Eastern Time and at any adjournment or postponement thereof. This proxy statement, together with the enclosed proxy card, is first being mailed to stockholders on or about September 11, 2000.

     Port Financial is a Massachusetts-chartered stock holding company, which owns all the capital stock of Cambridgeport Bank. In April 2000, Port Financial converted from a Massachusetts-chartered mutual holding company, Cambridgeport Mutual Holding Company, to a Massachusetts-chartered stock holding company and changed its name to Port Financial Corp., and conducted an initial public offering of its common stock. As used in this proxy statement, "we", "us" and "our" refer to Port Financial and/or its subsidiaries, depending on the context. The term "special meeting," as used in this proxy statement, includes any adjournment or postponement of such meeting.

     The purpose of the special meeting is to consider and vote upon our proposed 2000 Stock Option Plan and proposed 2000 Recognition and Retention Plan. As indicated in our prospectus dated February 14, 2000, we intended to implement a stock option plan and a recognition and retention plan for our directors, officers and employees after our conversion from the mutual to stock form of organization, which was completed in April of 2000. Given that most of the companies with which we compete for directors and management-level employees are public companies that offer stock options and awards as part of their compensation packages, the Board of Directors of Port Financial believes that approval of these plans will enhance our ability to recruit and retain quality directors and management.

WHO CAN VOTE

     The Board of Directors has fixed the close of business on August 25, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting. Accordingly, only holders of record of shares of common stock at the close of business on such date will be entitled to vote at the special meeting. On August 25, 2000, there were 7,442,818 shares of common stock issued and outstanding. The presence, in person or by proxy, of the holders of at least a majority of the total number of outstanding shares of common stock entitled to vote at the special meeting is necessary to constitute a quorum at the meeting.

HOW MANY VOTES YOU HAVE

     Each holder of shares of common stock outstanding on August 25, 2000 will be entitled to one vote for each share held of record at the special meeting. The number of shares you own and may vote is listed at the top of the back of the proxy card.

HOW TO VOTE

     All properly executed proxies received by Port Financial will be voted in accordance with the instructions marked on the proxy card. If you return an executed proxy card without marking your instructions, your executed proxy will be voted "FOR" the proposals identified in the Notice of Special Meeting. In accordance with the bylaws of Port Financial, we will not transact any business or take any corporate action at the special meeting other than that stated in the Notice of Special Meeting.

     If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your stockholder of record to vote personally at the special meeting.

VOTE REQUIRED

     In order to implement each of Proposal 1 and Proposal 2, the holders of two-thirds of the outstanding shares of our common stock must be voted "FOR" each proposal. Under this voting standard, we must treat an abstention or a failure to vote the same as a vote "AGAINST" a proposal. Shares for which no vote is cast or which the "ABSTAIN" box has been selected on the proxy card, including shares held by a broker who submits a proxy card but fails to cast a vote on Proposals 1 or 2, will be treated the same as a vote "AGAINST" each proposal.

     In order to implement Proposal 3, we must obtain the affirmative vote of the holders of a majority of the shares of our common stock represented in person or by proxy at the special meeting and entitled to vote on the proposal. Under this voting standard, shares as to which the "ABSTAIN" box has been selected on the proxy card will count as shares represented and entitled to vote and will be treated as votes "AGAINST" the proposal. Shares for which no vote is cast, including shares held by a broker who submits a proxy card but fails to cast a vote on this proposal, will be treated as shares that are not represented and will have no effect on the outcome of the vote.

REVOCABILITY OF PROXIES

     You may revoke your grant of proxy at any time before it is voted by:

         .  filing a written revocation of the proxy with our clerk;

         .  submitting a signed proxy card bearing a later date;

         . attending and voting in person at the special meeting, but you| also must file a written revocation with the clerk of the special meeting prior to the voting.

     We are soliciting proxies only for the special meeting. If you grant us a proxy to vote your shares, the proxy will only be exercised at the special meeting.

SOLICITATION OF PROXIES

     Our officers, directors and employees may solicit proxies on our behalf by telephone or through other forms of communication. We will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for reasonable expenses incurred in connection therewith. We have also hired Georgeson Shareholder Communications to assist in the solicitation of proxies for a fee of $9,000 plus reimbursement of reasonable out-of-pocket expenses. We will bear all costs of solicitation.

INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

     Our directors, officers and employees may be granted stock awards under the proposed Port Financial Corp. 2000 Stock Option Plan and Port Financial Corp. 2000 Recognition and Retention Plan, both of which are being presented for stockholder approval. As a result, our directors, officers and employees have a personal interest in the outcome of the vote.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of August 25, 2000, certain information as to common stock beneficially owned by persons owning in excess of 5% of the outstanding shares of our common stock. We know of no person, except as listed below, who beneficially owned more than 5% of the outstanding shares of our common stock as of August 25, 2000. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission and with Port Financial pursuant to the Securities Exchange Act of 1934, as amended. Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under "Security Ownership of Management," in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock (1) over which he or she has or shares, directly or indirectly, voting or investment power, or (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days after August 25, 2000. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" includes the power to dispose or direct the disposition of shares.

                                                           Amount and
                                                           Nature of
                           Name and Address of             Beneficial
Title of Class               Beneficial Owner              Ownership    Percent
--------------               ----------------              ---------    -------
Common Stock,      Port Financial Corp. Employee Stock     568,330/(1)/    7.6%
$.01 par value     Ownership Plan Trust
                   HSBC Bank USA
                   140 Broadway
                   New York, New York  10005

Common Stock,      Wallace R. Weitz & Company, and         545,000/(2)/    7.3%
 $.01 par value    Wallace R. Weitz
                   1125 South 103/rd/ Street, Suite 600
                   Omaha, Nebraska  68124-6008

Common Stock,      Wellington Management Company, LLP    1,041,000/(3)/   13.9%
 $.01 par value    75 State Street
                   Boston, Massachusetts  02109

______________________________

/1/ The Port Financial Corp. Employee Stock Ownership Plan ("ESOP") is administered by the compensation committee of Port Financial's Board of Directors (the "Compensation Committee"). The ESOP's assets are held in a trust (the "ESOP Trust"), for which HSBC Bank USA, serves as trustee (the "ESOP Trustee"). The ESOP Trust purchased these shares with funds borrowed from Port Financial, initially placed these shares in a suspense account for future allocation and intends to allocate them to employees participating in the ESOP over a period of years as its acquisition debt is retired. The ESOP Trustee is the beneficial owner of the shares held in the ESOP Trust. The terms of the ESOP Trust Agreement provide that, subject to the ESOP Trustee's fiduciary responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the ESOP Trustee will vote, tender or exchange shares of common stock held in the ESOP Trust in accordance with instructions received from the participants.

/2/ As reported by Wallace R. Weitz & Company and Mr. Wallace R. Weitz, as President and Sole Owner of Wallace R. Weitz & Company in a Schedule 13G/A dated June 20, 2000. Wallace R. Weitz & Company reported sole voting and investment power with respect to 545,000 shares and shared voting and investment power with respect to 545,000 shares. Mr. Weitz reported shared voting and investment power with respect to 545,000 shares.

/3/ As reported by Wellington Management Company, LLP in a Schedule 13G dated May 10, 2000, which reported sharing voting power with respect to 214,800 shares and shared investment power with respect to 1,041,100 shares.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth information about the shares of common stock beneficially owned by each director of Port Financial, by each named executive officer of Port Financial identified in the Summary Compensation Table included elsewhere in this proxy statement, and all directors and executive officers of Port Financial or Port Financial's wholly owned subsidiary, Cambridgeport Bank, as a group as of August 25, 2000. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock indicated.

                                                                                  Percent of
                                                          Amount And Nature      Common Stock,
                                      Position with         of Beneficial       $.01 par value
            Name                     Port Financial        Ownership/(1)/         Outstanding
-----------------------------  ------------------------- -----------------     ----------------

James B. Keegan                Chairman of the Board and    25,000 /(2)(3)/            *
                               Chief Executive Officer
Jane L. Lundquist              Director, President and      13,295 /(2)(4)/            *
                               Clerk
Charles Jeffrey                Senior Vice President,       11,000 /(2)(5)/            *
                               Treasurer and Chief
                               Financial Officer
Paul R. Corcoran, Jr.          Director                      1,000                     *
Daniel C. Crane, Esq.          Director                     10,000                     *
Samuel C. Fleming              Director                      5,000                     *
William Goldberg, Esq.         Director                     10,000                     *
Robert D. Happ                 Director                     20,000                     *
Joseph F. O'Connor             Director                     10,000                     *
Rudolph R. Russo               Director                     10,000                     *
Sandra J. Sucher               Director                        200                     *
Lawrence Weber                 Director                      1,500                     *
Thomas H. Niles                Director                     15,000                     *
All directors and executive
officers as a group (13                                    131,995                  1.77%
persons)/(2)/                                              =======                  ====

_____________________
* Less than one percent

(1) See "Security Ownership of Certain Beneficial Owners and Management" for a definition of "beneficial ownership."
(2) Excludes 568,330 shares held under Port Financial's Employee Stock Ownership Plan over which executives may share voting power with other ESOP participants. As of August 25, 2000, no shares of Port Financial's common stock have been allocated to participants pursuant to Port Financial's Employee Stock Ownership Plan.
(3)  Includes 14,700 shares held in Mr. Keegan's 401(k) Plan.
(4) Includes 400 shares held by Ms. Lundquist as custodian for her minor children under the UTMA, and 2,395 shares held in Ms. Lundquist's 401(k) Plan.
(5)  Amount reflects shares held in Mr. Jeffrey's individual retirement account.

               COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS' COMPENSATION

     Retainers and Fees. Currently, each non-employee director of Port Financial and Cambridgeport Bank receives the following fees:

     . an annual retainer of $5,000 for serving on the board of directors of Cambridgeport Bank and $5,000 for serving on the board of directors of Port Financial Corp.; and

     .  fees of $500 for each board meeting or committee meeting attended.

     Only one board or committee meeting fee is paid to a director for any joint meeting of the boards of Port Financial and Cambridgeport Bank or any joint meeting of any committees of the boards. In addition to the fees listed above, Mr. Corcoran receives an additional annual retainer of $10,000 for his service as Clerk of Cambridgeport Bank.

     Prior to April 11, 2000, the effective date of the conversion of Port Financial from mutual to stock form of organization, each non-employee director of Cambridgeport Bank received an annual retainer of $10,000. Each non-employee director also received a payment of $500 for attendance at each board meeting and each committee meeting. Cambridgeport Bank paid fees totaling $216,000 to its non-employee directors for the year ended December 31, 1999. Before the effective date of the conversion, Port Financial did not compensate directors for their services.

     Directors' Emeritus Consultation Plan. Directors of Port Financial who retire from service on the board of Port Financial within four years from the conversion (i.e., April 11, 2004) may elect to participate in the Directors' Emeritus Consultation Plan by agreeing to provide consulting services to Port Financial for a period of 12 to 36 months. A retiring director who elects to provide consulting services will receive a fee of $1,000 per month and will be designated as a director emeritus. A director emeritus will provide the consulting services agreed upon and may attend meetings of the board of Port Financial, but will have no power or right to vote at such meetings.

EXECUTIVE COMPENSATION

     The following table provides information about the compensation paid during the fiscal year ended December 31, 1999 to the Chief Executive Officer of Cambridgeport Bank and to the other most highly compensated executive officers of Cambridgeport Bank whose annual salary and bonus for 1999 was at least $100,000.

                                                            Annual Compensation
           Name And                            --------------------------------------------
      Principal Position                                             Other Annual               All Other
     With Port Financial          Year    Salary ($)    Bonus ($)    Compensation ($)/(A)/    Compensation/(b)/
------------------------------    ----    ----------    ---------    ---------------------    -----------------
James B. Keegan,                  1999     331,602       120,000              --                     8,520
 Chairman of the Board
 and Chief Executive
 Officer
Jane L. Lundquist,                1999     216,009        90,000              --                     6,940
 Director, President and
 Clerk
Charles Jeffrey,                  1999     139,669        40,000              --                     2,130
 Senior Vice President and
  Chief Financial Officer

_______________________
(a) Cambridgeport Bank provides its executive officers with non-cash benefits and perquisites, such as the use of employer-owned or leased automobiles. Management of Cambridgeport Bank believes that the aggregate value of these benefits for 1999 did not, in the case of any executive officer, exceed $50,000 or 10% of the aggregate salary and annual bonus reported for him or her in the Summary Compensation Table.

(b) Includes the following components: (1) employer matching contributions to the Cambridgeport Bank 401(k) Plan: Mr. Keegan, $3,754; Ms. Lundquist, $2,400; and Mr. Jeffrey, $882; and (2) the premium cost for life insurance coverage provided by Cambridgeport Bank: Mr. Keegan, $4,766; Ms. Lundquist, $2,488; and Mr. Jeffrey, $1,248.

EMPLOYMENT AGREEMENTS

     Port Financial and Cambridgeport Bank jointly entered into employment agreements with Mr. Keegan to secure his services as President and Chief Executive Officer of Cambridgeport Bank and Chairman and Chief Executive Officer of Port Financial, and Ms. Lundquist to secure her services as Executive Vice President of Cambridgeport Bank and President of Port Financial. For purposes of Port Financial's obligations, the employment agreements have rolling three-year terms that began on November 1, 1999, which by decision of the executive or joint decision of Port Financial and Cambridgeport Bank may be converted to a fixed three-year term. For purposes of Cambridgeport Bank's obligations, the employment agreements have fixed terms of three years which began on November 1, 1999 and may be renewed annually after a review of the executive's performance. These agreements provide for minimum annual salaries of $375,000 and $220,000, respectively, discretionary cash bonuses, and participation on generally applicable terms and conditions in other compensation and fringe benefit plans. They also guarantee customary corporate indemnification and errors and omissions insurance coverage throughout the employment term and for six years after termination.

     Port Financial and Cambridgeport Bank may terminate each executive's employment, and each executive may resign, at any time with or without cause. However, in the event of termination during the term without cause, Port Financial and Cambridgeport Bank will owe the executive severance benefits generally equal to the value of the cash compensation and fringe benefits that the executive would have received if he or she had continued working for an additional three years. The same severance benefits would be payable if the executive resigns during the term following: a loss of title, office or membership on the board of directors; material reduction in duties, functions or responsibilities; involuntary relocation of the executive's principal place of employment to a location over 25 miles in distance from Cambridgeport Bank's principal office and over 25 miles from the executive's principal residence; or other material breach of contract by Port Financial or Cambridgeport Bank which is not cured within 30 days. For 60 days after a change in control, each executive may resign for any reason and collect severance benefits as if he or she had been discharged without cause. The employment agreements also provide uninsured death and disability benefits.

     If Port Financial or Cambridgeport Bank experiences a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of their assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the employment agreements might constitute an "excess parachute payment" under current federal tax laws. Federal tax laws impose a 20% excise tax, payable by the executive, on excess parachute payments. Under the employment agreements, Cambridgeport Bank and Port Financial would reimburse the executive for the amount of this excise tax and would make an additional gross-up payment so that, after payment of the excise tax and all income and excise taxes imposed on the reimbursement and gross-up payments, the executive will retain approximately the same net-after tax amounts under the employment agreement that he or she would have retained if there were no 20% excise tax. The effect of this provision is that Cambridgeport Bank and Port Financial, rather than the executive, bears the financial cost of the excise tax. Neither Port Financial nor Cambridgeport Bank could claim a federal income tax deduction for an excess parachute payment, excise tax reimbursement payment or gross-up payment.

CHANGE OF CONTROL AGREEMENTS

     Port Financial and Cambridgeport Bank have jointly entered into two-year change of control agreements with Mr. Jeffrey and two non-executive officers. The term of these agreements is perpetual until Cambridgeport Bank gives notice of non-extension, at which time the term is fixed for two years.

     Generally, Cambridgeport Bank may terminate the employment of any officer covered by these agreements, with or without cause, at any time prior to a change of control without obligation for severance benefits. However, if Port Financial or Cambridgeport Bank signs a merger or other business combination agreement, or if a third party makes a tender offer or initiates a proxy contest, it could not terminate an officer's employment without cause without liability for severance benefits. The severance benefits would generally be equal to the value of the cash compensation and fringe benefits that the officer would have received if he or she had continued working for an additional two years. Cambridgeport Bank would pay the same severance benefits if the officer resigns after a change of control following a loss of title, office or membership on the board of directors, material reduction in duties, functions or responsibilities, involuntary relocation of his or her principal place of employment to a location over 25 miles from Cambridgeport Bank's principal office on the day before the change of control and over 25 miles from the officer's principal residence or other material breach of contract which is not cured within 30 days. These agreements also provide payment in the event of death or disability following a change in control.

     If Port Financial or Cambridgeport Bank experiences a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of their assets as contemplated by section 280G of the Internal Revenue Code, a portion of any severance payments under the change of control agreements might constitute an "excess parachute payment" under current federal tax laws. Any excess parachute payment would be subject to a federal excise tax payable by the officer and would be non-deductible by Cambridgeport Bank and Port Financial for federal income tax purposes. The change of control agreements do not provide a tax indemnity.

BENEFIT PLANS

     Pension Plans. Cambridgeport Bank has adopted the SBERA Pension Plan for its employees. The SBERA Pension Plan is a tax-qualified plan that covers substantially all employees who are age 21 and completed at least one year of service. The following table shows the estimated aggregate benefits payable under the SBERA Pension Plan upon retirement at age 65 with various years of service and average compensation combinations.

                                             Years of Service
                            ------------------------------------------------
           Average
      Compensation/(a)/       15        20        25       30/(b)/   35/(b)/
--------------------------  --------   -------   -------  --------  --------

      $  100,000             $17,274   $23,032   $28,790   $28,790   $28,790
         120,000              21,324    28,432    35,540    35,540    35,540
         140,000              25,374    33,832    42,290    42,290    42,290
         160,000              29,424    39,232    49,040    49,040    49,040
         200,000              29,424    39,232    49,040    49,040    49,040
         400,000              29,424    39,232    49,040    49,040    49,040
         600,000              29,424    39,232    49,040    49,040    49,040

_______________________
(a) Average compensation is average base salary plus bonus, as reported in the "Salary" and "Bonus" columns of the Summary Compensation Table, for the highest three consecutive years during the participant's employment period. Tax laws impose a limit ($160,000 for individuals retiring in 1999) on the average compensation that may be counted in computing benefits under the SBERA Pension Plan.

(b) The SBERA Pension Plan does not count service in excess of 25 years in the benefit formula. The benefits shown in the preceding table are annual benefits payable in the form of a single life annuity at age 65 and are not subject to any deduction for social security or other offset amounts. An additional benefit equal to 0.6% of "Average Compensation" is provided for each year of service credited prior to April 1, 2000. Mr. Keegan, Ms. Lundquist and Mr. Jeffrey have 17, 14 and 1 year(s) of such prior service credit, respectively. At December 31,1999, the estimated average compensation and years of service of the executive officers named in the Summary Compensation Table were: Mr. Keegan: $397,889, 17 years of service; Ms. Lundquist: $259,876, 14 years of service; and Mr. Jeffrey: $109,104, one year of service.

     Mr. Keegan and Ms. Lundquist also are entitled to retirement benefits under the Cambridgeport Bank 1999 Nonqualified Pension Plan. Under this plan, each executive is entitled to a monthly retirement benefit equal to the greater of 25% of his or her highest monthly salary or 75% of his or her highest monthly salary, reduced by his or her monthly retirement benefit under the SBERA Pension Plan and his or her monthly social security benefit. Under the plan, the executive's highest monthly salary is equal to the executive's average annual base salary for the three calendar years out of the five calendar years prior to retirement in which the executive's base salary is the highest, divided by twelve.

     401(k) Plan. Cambridgeport Bank has adopted the SBERA 401(k) Plan, a tax-qualified defined contribution plan, for substantially all employees of Cambridgeport Bank who have attained age 21 and completed at least one year of service. Eligible employees may contribute from 1% to 15% of annual compensation to the plan on a pre-tax basis each year, subject to limitations of the Internal Revenue Code. For 1999, the limit was $10,000. Cambridgeport Bank makes a matching contribution to the plan equal to 100% of the first three percent of a participant's annual compensation contributed to the plan on a pre-tax basis.

     This plan has an individual account for each participant's contributions and allows each participant to direct the investment of his or her account. One permitted investment is Port Financial common stock.

     Officers' Deferred Compensation Plan. Cambridgeport Bank also maintains the Cambridgeport Bank Officers' Deferred Compensation Plan, a non-qualified plan, in order to provide restorative payments to executives whose employer matching contributions under the 401(k) Plan are limited by legal limitations applicable to tax-qualified plans. The Officers' Deferred Compensation Plan also offers eligible executives the opportunity to defer the receipt of a portion of their income in a manner that defers the taxation of such income.

     Employee Stock Ownership Plan. This plan is a tax-qualified plan that covers substantially all employees who have at least one year of service and have attained age 21. The plan has purchased 568,330 shares as of August 25, 2000.

     Port Financial has committed to lend this plan enough money to purchase 595,425 shares. Although contributions to this plan will be discretionary, Cambridgeport Bank intends to contribute enough money each year to make the required principal and interest payments on the loan from Port Financial. The loan is for a term of 30 years and calls for level annual payments of principal and interest. The plan has pledged the shares it purchases as collateral for the loan and holds them in a suspense account.

     As of August 25, 2000, the plan has not released any of the pledged shares for allocation to participant accounts. Assuming the plan repays its loan as scheduled over a 30-year term, we expect that 1/30th of the shares will be released annually in years 2000 through 2030. The plan will allocate the shares released each year among the accounts of participants in proportion to their compensation for the year. For example, if a participant's compensation for a year represents 1% of the total compensation of all participants for the year, the plan would allocate to that participant 1% of the shares released for the year. Participants direct the voting of shares allocated to their accounts. Shares in the suspense account will usually be voted in a way that mirrors the votes which participants cast for shares in their individual accounts.

     This plan may purchase additional shares in the future, and may do so using borrowed funds, cash dividends, periodic employer contributions or other cash flow.

     ESOP Restoration Plan. Port Financial has also established the ESOP Restoration Plan of Port Financial in order to provide restorative payments to executives who are prevented from receiving the full benefits contemplated by the Employee Stock Ownership Plan benefit formula. The restorative payments consist of payments in lieu of shares that cannot be allocated to participants under the Employee Stock Ownership Plan due to the legal limitations imposed on tax-qualified plans and, in the case of participants who retire before the repayment in full of the Employee Stock Ownership Plan loan, payments in lieu of the shares that would have been allocated if employment had continued through the full term of the loan.

     Long-Term Incentive Plan. Effective as of January 1, 2000, the Long-Term Incentive Plan was established to permit executives selected by the compensation committee to earn cash bonuses based on the achievement of objective, preestablished performance goals appropriate for a publicly-held company that are set for periods longer than one year. Under the plan, the compensation committee grants participation units to selected employees each year. Each unit represents a dollar amount that will be paid at the end of a three-year performance period if specified performance targets are met. The compensation committee may establish lower unit values for performance that exceeds a minimum threshold but is below the target and higher unit values for performance that exceeds the target. Participation units granted in any plan year may be canceled and substituted with awards of restricted stock or stock options granted to the participant.

     Payments for participation units will be made as soon as practicable following the end of the relevant performance period. In general, a participant whose employment terminates prior to the payment for units for a performance period will forfeit his or her units. There is an exception, and payment will be made in the event death, disability, retirement or a change in control occurs after the end of a performance period but prior to the payment for units related to the performance period.

     Stock Option Plan. The Board of Directors of Port Financial has adopted the Port Financial Corp. 2000 Stock Option Plan. This plan is subject to the approval of the stockholders at the special meeting. See "Proposal 1 -- Stock Option Plan."

     Recognition and Retention Plan. The Board of Directors of Port Financial has adopted the Port Financial Corp. 2000 Recognition and Retention Plan. This plan is subject to the approval of the stockholders at the special meeting. See "Proposal 2 -- Recognition and Retention Plan."

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 1999, our compensation committee consisted of Messrs. Corcoran, Fleming, Happ, Keegan, O'Connor and Ms. Lundquist with Mr. Corcoran serving as Chairman. Mr. Keegan and Ms. Lundquist are executive officers of Port Financial. During fiscal 1999, there were no interlocks between members of the compensation committee or executive officers of Port Financial and corporations with respect to which such persons are affiliated.

LIMITATIONS ON FEDERAL TAX DEDUCTIONS FOR EXECUTIVE OFFICER COMPENSATION

     As a private entity, Cambridgeport Bank had been subject to federal tax rules which permit it to claim a federal income tax deduction for a reasonable allowance for salaries or other compensation for personal services actually rendered. Because Cambridgeport Bank is now a subsidiary of a public company, federal tax laws may limit this deduction in future years to $1.0 million each tax year for each executive officer named in the summary compensation table in Port Financial's proxy statement for that year. This limit will not apply to non-taxable compensation under various broad-based retirement and fringe benefit plans, to compensation that is "qualified performance-based compensation" under applicable law or to compensation that is paid in satisfaction of commitments that arose before the conversion. Port Financial and Cambridgeport Bank expect that the compensation committee will take this deduction limitation into account with other relevant factors in establishing future compensation levels of their executive officers and in setting the terms of compensation programs. Currently, none of our executives officers receive annual compensation expected to exceed this limit. However, there is no assurance that all compensation paid to our executive officers will be deductible for federal income tax purposes. To the extent that compensation paid to any executive officer is not deductible, the net after-tax cost of providing the compensation will be higher and the net after-tax earnings of Port Financial and Cambridgeport Bank will be reduced.

       _________________________________________________________________

                                  PROPOSAL 1

                               STOCK OPTION PLAN
       _________________________________________________________________

     Our Board of Directors has adopted the Port Financial Corp. 2000 Stock Option Plan, subject to approval by the holders of two-thirds of our outstanding shares of common stock. We have provided below a summary of our reasons for adopting this plan and seeking the approval of our stockholders. The following summary is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this proxy statement as Appendix A and
                                                                ----------
is incorporated by reference into this proposal.

WHY WE ARE ASKING FOR STOCKHOLDER APPROVAL

     We are asking our stockholders to approve the Port Financial Corp. 2000 Stock Option Plan so that we will be able to grant stock options to certain key officers, employees and directors of Port Financial. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock options as part of their compensation packages. By approving this plan, our stockholders will enable us to offer a more competitive compensation package in attracting and retaining highly qualified directors, officers and employees. In addition, the value of the stock options that we would grant under this plan relates directly to the market price of our common stock. Adding stock options to our compensation package would link the financial interests of our directors, officers and employees with the financial interests of our stockholders.

IF WE DO NOT RECEIVE STOCKHOLDER APPROVAL

     Applicable Massachusetts banking regulations did not permit us to implement a stock option plan during the first six months after the completion of Port Financial's stock conversion and our related public offering. These regulations permit us to implement a stock option plan after six months and before the first anniversary of these events only if we obtain the approval of the holders of two-thirds of our outstanding shares of common stock. If we do not receive this approval, it will not be possible for us to grant stock options. In this event, we expect that our Board of Directors may consider resubmitting the plan for stockholder approval and/or will consider substituting other forms of compensation to assure that our compensation packages for directors, officers and employees are competitive with those of other publicly traded financial services companies.

PURPOSE OF THE OPTION PLAN

     The purpose of the option plan is to promote the growth and profitability of Port Financial, to provide certain key officers, employees and directors of Port Financial and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Port Financial.

DESCRIPTION OF THE OPTION PLAN

     Administration. A committee of outside directors administers this plan. Its members are the members of the compensation committee of our Board of Directors who are "disinterested directors" under the federal tax and securities laws. In general, disinterested directors are directors who (1) are not, and never were, executive officers or employees of Port Financial or Cambridgeport Bank; and (2) do not receive material compensation from Port Financial or Cambridgeport Bank except for service as a director. The administrative committee must have at least two members and has broad discretionary powers.

     Stock Subject to the Option Plan. Port Financial has reserved 744,282 shares of common stock of Port Financial for issuance upon the exercise of options under the plan. Such shares may be authorized and unissued shares or shares previously issued that Port Financial has reacquired. Any shares subject to grants under the option plan which expire or are terminated, forfeited or canceled without having been exercised or vested in full, shall be available for new option grants. As of August 25, 2000, the aggregate fair market value of the shares reserved for issuance under the plan was $12,280,653 based on the latest closing sales price per share of common stock of $16.50 on The Nasdaq Stock Market.

     Eligibility. An administrative committee of Port Financial selects the people who receive stock option grants. Any employee of Port Financial, Cambridgeport Bank or any affiliate approved by the Board of Directors may be selected to receive option grants. It is anticipated that approximately 100 employees will be selected by the committee as eligible to receive option grants. Directors of Port Financial, Cambridgeport Bank or any affiliate approved by the Board of Directors who are not also employees or officers may be selected by the committee to receive option grants. It is anticipated that 10 such directors will be selected by the committee to receive option grants.

     Terms and Conditions of Options. The administrative committee sets the terms and conditions of the stock options that it grants. In setting terms and conditions, it must observe the following restrictions:

     . It may not grant options to purchase more than 186,070 shares to any one employee. In addition, it may not grant options to purchase more than 37,214 shares of our common stock to any one non-employee director or options to purchase more than 223,284 shares of our common stock to all outside directors in the aggregate.

     . It may not grant a stock option with a purchase price that is less than the fair market value of a share of our common stock on the date it grants the stock option.

     . It may not grant a stock option with a term that is longer than ten years.

     . It may not grant options that become exercisable more rapidly than at the rate of 20% per year measured from the date we receive stockholder approval for the plan, with acceleration permitted only in case of death or disability.

     . It may not grant stock options with an effective date that is before the date that we receive stockholder approval for the plan.

     The committee may grant incentive stock options that qualify for special federal income tax treatment or non-qualified stock options that do not qualify for special federal income tax treatment. Incentive stock options are subject to certain additional restrictions under the Internal Revenue Code and the plan.

     Upon the exercise of an option, the exercise price of the option must be paid in full. Payment may be made in cash, common stock of Port Financial already owned by the option holder, shares to be acquired by the option holder upon exercise of the option, or in such other consideration as the administrative committee authorizes. Options may be transferred prior to exercise only to certain family members, certain non-profit organizations, and on the death of the option holder.

     Mergers and Reorganizations; Adjustments for Extraordinary Dividends. The number of shares available under the plan, the maximum limits on option grants to individual officers and directors and to non-employee directors in the aggregate, and the number of shares subject to outstanding options will be adjusted to reflect any merger, consolidation or business reorganization in which Port Financial is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and Port Financial is not the surviving entity, outstanding options may be canceled upon 30 days' written notice to the option holder so long as the option holder receives payment determined by Port Financial's Board of Directors to be of a value equivalent to the value of the canceled options.

Termination or Amendment of the Option Plan

     This plan will be in effect for a ten-year period that will begin on the date of stockholder approval and will end on the tenth anniversary of the date of stockholder approval. The Board of Directors of Port Financial may suspend or terminate the plan before then. It may also amend this plan at any time and in any respect. Any amendment that would change the class of eligible employees, increase the number of stock options that may be granted to any person or in total, or reduce the minimum option price must first be approved by our stockholders.

Federal Income Tax Consequences

     The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting Port Financial and recipients of stock option grants under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

     Federal Tax Consequences for Option Recipients. Incentive stock options will not create federal income tax consequences when they are granted. If they are exercised during employment or within three months after termination of employment, the exercise will not create federal income tax consequences either. When the shares acquired on exercise of an incentive stock option are sold, the seller must pay federal income taxes on the amount by which the sales price exceeds the purchase price. This amount will be taxed at capital gains rates if the sale occurs at least two years after the option was granted and at least one year after the option was exercised. Otherwise, it is taxed as ordinary income.

     Incentive stock options that are exercised more than one year after termination of employment due to death or disability or three months after termination of employment for other reasons are treated as non-qualified stock options. Non-qualified stock options will not create federal income tax consequences when they are granted. When they are exercised, federal income taxes at ordinary income tax rates must be paid on the amount by which the fair market value of the shares acquired by exercising the option exceeds the exercise price. When an option holder sells shares acquired by exercising non-qualified stock option, he or she must pay federal income taxes on the amount by which the sales price exceeds the purchase price plus the amount included in ordinary income at option exercise. This amount will be taxed at capital gains rates, which will vary depending upon the time that has elapsed since the exercise of the option. A cash payment under the plan's change of control provisions is taxed as if it were the exercise of a non-qualified stock option followed immediately by a resale of the stock acquired by exercising the option.

     Federal Tax Consequences for Port Financial. When a non-qualified stock option is exercised, Port Financial may be allowed a federal income tax deduction for the same amount that the option holder includes in his or her ordinary income. When an incentive stock option is exercised, there is no tax deduction unless the shares acquired are resold sooner than two years after the option was granted or one year after the option was exercised. A cash payment under the plan's change of control provisions is deductible as if it were the exercise of a non-qualified stock option. The Internal Revenue Code places an annual limit of $1.0 million each on the tax deduction which we may claim in any fiscal year for the compensation of our Chief Executive Officer and for the compensation of our four next most highly compensated executive officers whose salary and bonus for the fiscal year in question equals or exceeds $100,000. There is an exception to this limit for so-called "qualified performance-based compensation." We have designed this plan with the intention that the stock options that we grant will constitute qualified performance-based compensation. As a result, we do not believe that this limit will impair our ability to claim federal income tax deductions that are otherwise available when an option holder exercises a non-qualified stock option.

     The preceding statements summarize the general principles of current federal income tax law applicable to options that may be granted under the plan. State and local tax consequences may also be significant.

     The Board of Directors unanimously recommends that stockholders vote "For" approval of the Port Financial Corp. 2000 Stock Option Plan.

                 _____________________________________________

                                   PROPOSAL 2

                         RECOGNITION AND RETENTION PLAN
                 _____________________________________________

     Our Board of Directors has adopted the Port Financial Corp. 2000 Recognition and Retention Plan, subject to approval by the holders of two-thirds of our outstanding shares of common stock. We have provided below a summary of our reasons for adopting this plan and seeking the approval of our stockholders. The following summary is qualified in its entirety by the full text of the plan document. The plan document is included at the end of this proxy statement in Appendix B and is incorporated by reference into this proposal.
----------

Why We Are Asking For Stockholder Approval

     We are asking our stockholders to approve the Port Financial Corp. 2000 Recognition and Retention Plan so that we will be able to grant stock awards to certain key officers, employees and directors of Port Financial. Most of the companies with which we compete for directors and management-level employees are public companies that offer stock awards as part of their compensation packages. By approving this plan, our stockholders will enable us to offer a more competitive compensation package in attracting and retaining highly qualified directors, officers and employees. In addition, the value of the stock awards that we would grant under this plan relates directly to the market price of our common stock. Adding stock awards to our compensation package would link the financial interests of our directors, officers and employees with the financial interest of our stockholders.

If We Do Not Receive Stockholder Approval

     Applicable Massachusetts banking regulations did not permit us to implement this plan during the first six months after the completion of Port Financial's stock conversion and related initial public offering. These regulations permit us to implement this plan after six months and before the first anniversary of these events only if we obtain the approval of the holders of two-thirds of our outstanding shares of common stock. If we do not receive this approval, it will not be possible for us to grant stock awards. In this event, we expect that our Board of Directors may consider resubmitting the plan for stockholder approval and/or will consider substituting other forms of compensation to assure that our compensation packages for directors, officers and employees are competitive with those of other publicly traded financial services companies.

Purpose of the Recognition and Retention Plan

     The purpose of the plan is to promote the growth and profitability of Port Financial, to provide certain key officers, employees and directors of Port Financial and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Port Financial.

Description of the RRP

     Administration. A committee of outside directors administers this plan. This committee consists of members of the compensation committee of our Board of Directors who are "disinterested directors" under the federal tax and securities laws. In general, disinterested directors are directors who (1) are not, and never were, officers or employees of Port Financial or Cambridgeport Bank; and
(2) do not receive material compensation from Port Financial or Cambridgeport Bank except for service as a director. The administrative committee must have at least two members and has broad discretionary powers.

     Stock Subject to the RRP. Port Financial will establish a fund and will contribute certain amounts of money or property to be determined by the Board of Directors of Port Financial, in its discretion. No contributions by participants will be permitted. The funding agent will invest the assets of the fund primarily in the shares of our common stock that will be used to make restricted stock awards. It is currently anticipated that the fund will purchase common stock on the open market or in private transactions. The fund will not purchase previously authorized but unissued shares from Port Financial. The fund is not authorized to purchase more than 297,713 shares of common stock of Port Financial and cannot purchase more than this number. As of August 25, 2000, the aggregate fair market value of the shares to be purchased under this plan was $4,912,265 based on the closing sales price per share of common stock of $16.50 on The Nasdaq Stock Market on August 25, 2000.

     Eligibility. An administrative committee of Port Financial selects the people who receive restricted stock awards under the plan. Any employee of Port Financial, Cambridgeport Bank or any affiliate approved by the Board of Directors may be selected to receive stock awards. It is anticipated that approximately 50 employees will be selected by the committee to receive stock awards. Directors of Port Financial, Cambridgeport Bank or any affiliate approved by the Board of Directors who are not also employees or officers may be selected by the committee to receive stock awards. It is anticipated that 10 such directors will be selected by the committee to receive stock awards.

     Terms and Conditions of Awards. The administrative committee may, in its discretion, grant awards of restricted stock to eligible individuals, up to a maximum of 297,713 shares. The administrative committee will determine at the time of the grant the number of shares of common stock subject to an award, the vesting schedule applicable to the award and may, in its discretion, establish other terms and conditions applicable to the award. In setting terms and conditions, it must observe the following restrictions:

 .    It may not grant restricted stock awards for more than 74,428 shares of our common stock to any one officer or employee, more than 14,885 shares of our common stock to any one non-employee director, or more than 89,313 shares to all non-employee directors in the aggregate.

 .    It may not grant restricted stock awards that vest more rapidly than at the rate of 20% per year measured from the date we receive stockholder approval for the plan, with acceleration permitted only in cases of death or disability.

 .    It may not grant restricted stock awards with an effective date that is before the date that we receive stockholder approval for the plan.

     As a general rule, shares of our common stock that are subject to a restricted stock award are held in a fund for the benefit of the award recipient until vested and, when vested, are transferred from the fund to the award recipient. While the shares are held in the fund, the award recipient receives dividends and exercises voting rights. In the alternative, the administrative committee may authorize the immediate distribution of the restricted shares to the award recipient in the form of a stock certificate bearing a legend containing the applicable vesting restrictions.

     Mergers and Reorganizations. The number of shares available under the plan, the maximum limits on restricted stock awards to individual officers and directors and to non-employee directors in the aggregate, and any outstanding awards will be adjusted to reflect any merger, consolidation or business reorganization in which Port Financial is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and Port Financial is not the surviving entity, the funding agent will hold any money, stock, securities or other property received in the fund, and adjust any award by allocating such money, stock, securities or other property to the individual eligible for the award.

Termination or Amendment

     The Board of Directors of Port Financial has the authority to suspend or terminate the plan in whole or in part at any time by giving written notice to the administrative committee, but the plan may not be terminated while there are outstanding awards that may vest in the future. Upon the termination of the plan, the funding agent will make distributions from the fund as directed by the administrative committee and will return any remaining assets of the fund to Port Financial.

Federal Income Tax Consequences

     The following discussion is intended to be a summary and is not a comprehensive description of the federal tax laws, regulations and policies affecting Port Financial and recipients of awards that may be granted under the plan. Any descriptions of the provisions of any law, regulation or policy are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a significant effect on this summary. The plan is not a qualified plan under Section 401(a) of the Internal Revenue Code.

     The stock awards under the plan do not result in federal income tax consequences to either Port Financial or the award recipient. As a general rule, once the award is vested and the shares subject to the award are distributed, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occurs, an amount equal to the fair market value of the shares on the vesting date. Port Financial will generally be allowed to claim a deduction, for compensation expense, in a like amount. If dividends are paid on unvested shares held under the plan, such dividend amounts will also be included in the ordinary income of the recipient. Port Financial will be allowed to claim a deduction for compensation expense for this amount as well.

     Section 162(m) of the Internal Revenue Code limits Port Financial's deductions for compensation in excess of $1.0 million per year for the Chief Executive Officer and the four other most highly paid executives named in its proxy statement. Compensation amounts resulting from restricted stock awards will be subject to this deduction limitation if this amount of the restricted stock awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. We expect that the administrative committee will take these deduction limits into account in setting the size and the terms and conditions of restricted stock awards. However, the administrative committee may decide to grant restricted stock awards all or a portion of which will exceed the deduction limit.

     The preceding statements are intended to summarize the general principles of current federal income tax law applicable to awards that may be granted under the plan. State and local tax consequences may also be significant.

     The Board of Directors unanimously recommends that stockholders vote "For" approval of the Port Financial Corp. 2000 Recognition and Retention Plan.

________________________________________________________________________________

                                   PROPOSAL 3

         AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO
             DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS
         INCIDENT TO THE CONDUCT OF THE SPECIAL MEETING AS MAY PROPERLY
            COME BEFORE THE SPECIAL MEETING, AND ANY ADJOURNMENT OR
              POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION,
                    A MOTION TO ADJOURN THE SPECIAL MEETING
________________________________________________________________________________

General

     The Board of Directors is not aware of any other business that may properly come before the special meeting. The Board seeks the authorization of the stockholders of Port Financial, in the event matters incident to the conduct of the special meeting properly come before the meeting, including, but not limited to, the consideration of whether to adjourn the special meeting once called to order, to direct the manner in which those shares represented at the special meeting by proxies solicited pursuant to this proxy statement shall be voted. As to all such matters, the Board intends that it would direct the voting of such shares in the manner determined by the Board, in its discretion, and in the exercise of its duties and responsibilities, to be in the best interests of Port Financial and its stockholders, taken as a whole.

Vote Required

     The authorization of the Board of Directors, in its discretion, to vote upon such other business as may properly come before the special meeting requires the affirmative vote of the holders of a majority of the outstanding shares of common stock represented in person or by proxy at the special meeting and entitled to vote thereon. Accordingly, shares as to which the "ABSTAIN" box has been selected on the proxy card will be counted as present and entitled to vote and will have the effect of a vote against such proposal. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the vote.

     The Board of Directors unanimously recommends that stockholders vote "For" authorization of the Board of Directors, in its discretion, to direct the vote of the proxies upon such other matters incident to the conduct of the special meeting as may properly come before the special meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the special meeting.

                            ADDITIONAL INFORMATION

Stockholder Proposals for 2000 Annual Meeting

     Pursuant to proxy soliciting regulations of the Securities and Exchange Commission, any stockholder proposal intended for inclusion in the proxy statement for Port Financial's 2000 Annual Meeting of Stockholders must be received by Port Financial a reasonable time before we make our proxy solicitation in connection with such meeting. Nothing in this paragraph shall be deemed to require Port Financial to include in its proxy statement and proxy card for such meeting any stockholder proposal which does not meet the requirements of the Securities and Exchange Commission in effect at the time. Any such proposal will be subject to 17 C.F.R. (S)240.14a-8 of the Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

     To be considered for presentation at Port Financial's 2000 Annual Meeting of Stockholders, any stockholder proposal must be received at our executive office at least 90 days before the date of the annual meeting. All such proposals will be subject to the Securities Exchange Act of 1934, as amended, and Port Financial's Articles of Organization and By-laws.



                                    By Order of the Board of Directors,


                                    James B. Keegan
                                    Chairman and Chief Executive Officer

Brighton, Massachusetts
September 11, 2000


     To assure that your shares are represented at the special meeting, please complete, sign, date and promptly return the accompanying proxy card in the postage-paid envelope provided.

                                                                      APPENDIX A
                                                                      ----------

                             Port Financial Corp.

                            2000 Stock Option Plan



                            _______________________



                          Adopted on August 15, 2000


                               TABLE OF CONTENTS

                                                                           Page

                                   Article I

                                    Purpose

Section 1.1    General Purpose of the Plan ..............................  1

                                  Article II

                                  Definitions

Section 2.1    Bank......................................................  1
Section 2.2    Board.....................................................  1
Section 2.3    Change in Control.........................................  1
Section 2.4    Code......................................................  3
Section 2.5    Committee.................................................  3
Section 2.6    Company...................................................  3
Section 2.7    Disability................................................  3
Section 2.8    Disinterested Board Member................................  3
Section 2.9    Effective Date............................................  3
Section 2.10   Eligible Director.........................................  3
Section 2.11   Eligible Employee.........................................  3
Section 2.12   Employer..................................................  3
Section 2.13   Exchange Act..............................................  4
Section 2.14   Exercise Price............................................  4
Section 2.15   Fair Market Value.........................................  4
Section 2.16   Family Member.............................................  4
Section 2.17   FDIC Regulations..........................................  4
Section 2.18   Incentive Stock Option....................................  4
Section 2.19   Non-Profit Organization...................................  4
Section 2.20   Non-Qualified Stock Option................................  4
Section 2.21   Option....................................................  4
Section 2.22   Option Period ............................................  4
Section 2.23   Person....................................................  5
Section 2.24   Plan......................................................  5
Section 2.25   Retirement................................................  5
Section 2.26   Share.....................................................  5
Section 2.27   Termination for Cause.....................................  5

                                  Article III

                               Available Shares

Section 3.1    Available Shares..........................................  5

                                      (i)

                                                                           Page
                                                                           ----

                                  Article IV

                                Administration
Section 4.1   Committee..................................................  6
Section 4.2   Committee Action...........................................  7
Section 4.3   Committee Responsibilities.................................  7

                                   Article V

                              Stock Option Grants

Section 5.1   Grant of Options...........................................  7
Section 5.2   Size of Option.............................................  8
Section 5.3   Exercise Price.............................................  8
Section 5.4   Option Period .............................................  8
Section 5.5   Required Regulatory Provisions.............................  9
Section 5.6   Additional Restrictions on Incentive Stock Options......... 10

                                  Article VI

                             Options -- In General

Section 6.1   Method of Exercise......................................... 11
Section 6.2   Limitations on Options..................................... 12

                                  Article VII

                           Amendment and Termination

Section 7.1   Termination................................................ 13
Section 7.2   Amendment.................................................. 13
Section 7.3   Adjustments in the Event of a Business Reorganization...... 13

                                 Article VIII

                                 Miscellaneous

Section 8.1   Status as an Employee Benefit Plan......................... 14
Section 8.2   No Right to Continued Employment........................... 14
Section 8.3   Construction of Language................................... 15
Section 8.4   Governing Law.............................................. 15
Section 8.5   Headings................................................... 15
Section 8.6   Non-Alienation of Benefits................................. 15
Section 8.7   Taxes...................................................... 15
Section 8.8   Notices.................................................... 15
Section 8.9   Required Regulatory Provisions............................. 16
Section 8.10  Approval of Shareholders................................... 16

                                     (ii)

                                                                           Page
                                                                           ----

                                  Article IX

         Additional Provisions Subject to Further Shareholder Approval
Section 9.1   Accelerated Vesting Upon Retirement or Change in Control...  16
Section 9.2   Discretion to Establish Vesting Schedules..................  17
Section 9.3   No Effect Prior to Shareholder Approval....................  17

                                    (iii)

                  Port Financial Corp. 2000 Stock Option Plan
                  -------------------------------------------


                                   Article I
                                   ---------

                                    Purpose
                                    -------


           Section 1.1   General Purpose of the Plan.
                         ---------------------------

          The purpose of the Plan is to promote the growth and profitability of Port Financial Corp., to provide eligible directors, certain key officers and employees of Port Financial Corp. and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Port Financial Corp.


                                  Article II
                                  ----------

                                  Definitions
                                  -----------


          The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

          Section 2.1   Bank means Cambridgeport Bank and any successor thereto.
                        ----

          Section 2.2   Board means the board of directors of the Company.
                        -----

          Section 2.3   Change in Control means any of the following events:
                        -----------------

          (a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

               (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

              (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

          (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

          (c)  a complete liquidation or dissolution of the Company;

          (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Directors of the Company do not belong to any of the following groups:

               (i) individuals who were members of the Board of Directors of the Company on the Effective Date; or

              (ii) individuals who first became members of the Board of Directors of the Company after the Effective Date either:

                    (A) upon election to serve as a member of the Board of Directors of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                    (B) upon election by the shareholders of the Company to serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the Board of Directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

          provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Directors of the Company; or

          (e) approval by the stockholders of the Company of any agreement, plan or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in section 2.3(a), (b), (c) or (d); or

          (f)  any event which would be described in section 2.3(a), (b), (c),
     (d) or (e) if the term "Bank" were substituted for the terms "Company" therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.3, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

          Section 2.4    Code means the Internal Revenue Code of 1986 (including
                         ----
the corresponding provisions of any succeeding law).

          Section 2.5    Committee means the Committee described in section 4.1.
                         ---------

          Section 2.6    Company means Port Financial Corp., a corporation
                         -------
organized and existing under the laws of the Commonwealth of Massachusetts, and any successor thereto.

          Section 2.7    Disability means a condition of total incapacity,
                         ----------
mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

          Section 2.8    Disinterested Board Member means a member of the Board
                         --------------------------
who (a) is not a current employee of the Company or a subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code and Rule 16b-3 promulgated under the Exchange Act.

          Section 2.9    Effective Date means October 18, 2000.
                         --------------

          Section 2.10   Eligible Director means a member of the board of
                         -----------------
directors of an Employer who is not also an employee or an officer of any Employer.

          Section 2.11   Eligible Employee means any employee whom the Committee
                         -----------------
may determine to be a key officer or employee of an Employer and select to receive a grant of an Option pursuant to the Plan.

          Section 2.12   Employer means the Company, the Bank and any successor
                         --------
thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employer or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

          Section 2.13   Exchange Act means the Securities Exchange Act of 1934,
                         ------------
as amended.

          Section 2.14   Exercise Price means the price per Share at which
                         --------------
Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 5.3.

          Section 2.15   Fair Market Value means, with respect to a Share on a
                         -----------------
specified date:

          (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

          (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

          (c) if sections 2.15(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

          Section 2.16   Family Member means the spouse, parent, child or
                         -------------
sibling of an Eligible Director or Eligible Employee.

          Section 2.17   FDIC Regulations means the rules and regulations of the
                         ----------------
Federal Deposit Insurance Corporation.

          Section 2.18   Incentive Stock Option means a right to purchase Shares
                         ----------------------
that is granted to Eligible Employees pursuant to section 5.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

          Section 2.19   Non-Profit Organization means any organization which is
                         -----------------------
exempt from federal income tax under section 501(c)(3), (4), (5), (6), (7), (8) or (10) of the Internal Revenue Code.

          Section 2.20   Non-Qualified Stock Option means a right to purchase
                         --------------------------
Shares that is either (a) granted to an Eligible Director or (b) granted to an Eligible Employee and either (i) is not designated by the Committee to be an Incentive Stock Option, or (ii) does not satisfy the requirements of section 422 of the Code.

          Section 2.21   Option means either an Incentive Stock Option or a Non-
                         ------
Qualified Stock Option.

          Section 2.22   Option Period means the period during which an Option
                         -------------
may be exercised, determined in accordance with section 5.4.

          Section 2.23   Person means an individual, a corporation, a bank, a
                         ------
savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

          Section 2.24   Plan means the Port Financial Corp. 2000 Stock Option
                         ----
Plan, as amended from time to time.

          Section 2.25   Retirement means with respect to an Eligible Employee,
                         ----------
termination of all service for all Employers as an employee at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank, whether or not the individual in question actually participates in any such tax-qualified plan of the Bank, and in the case of an Eligible Director, termination of all service for all Employers as a voting member of the Employer's board of directors after the attainment of the latest age at which the Eligible Director is eligible for election or appointment as a voting member of the Employer's board of directors under the Employer's charter.

          Section 2.26   Share means a share of Common Stock, par value $.01
                         -----
share, of Port Financial Corp.

          Section 2.27   Termination for Cause means termination of service or
                         ---------------------
removal from office with the Employer upon the occurrence of any of the following: (a) the individual intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of a felony; (b) the individual is convicted of, or pleads guilty or nolo contendere to, a felony or any crime involving moral turpitude; (c) the individual breaches his fiduciary duties to the Employer for personal profit; or
(d) the individual willfully breaches or violates any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer.


                                  Article III
                                  -----------

                                Available Shares
                                ----------------


           Section 3.1   Available Shares.
                         ----------------

          (a) The maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

          (i)  744,282 Shares; over

         (ii)  the sum of:

               (A) the number of Shares with respect to which previously granted Options may then or may in the future be exercised; plus

               (B) the number of Shares with respect to which previously granted Options have been exercised;

subject to adjustment pursuant to section 7.3.

          (b) Options to purchase an aggregate maximum of 223,285 Shares (subject to adjustment pursuant to section 7.3) may be granted to Eligible Directors, and Options to purchase a maximum of 37,214 Shares (subject to adjustment pursuant to section 7.3) may be granted to any one Eligible Director.

          (c) Options to purchase an aggregate maximum of 223,285 Shares (subject to adjustment pursuant to section 7.3) may be granted to Eligible Employees, and Options to purchase a maximum of 186,071 Shares (subject to adjustment pursuant to section 7.3) may be granted to any one Eligible Employee.

          (d) For purposes of this section 3.1, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of related Shares; provided, however, that for purposes of meeting the requirements of section 162(m) of the Code, no Eligible Employee who is a covered employee (within the meaning of section 162(m) of the Code) shall receive grants of Options for an aggregate number of Shares that is in excess of the amount specified for him under this section 3.1, computed as if any Option which is canceled or forfeited reduced the maximum number of Shares.


                                  Article IV
                                  ----------

                                 Administration
                                 --------------


           Section 4.1   Committee.
                         ---------

          The Plan shall be administered by the members of the Compensation Committee of Port Financial Corp. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

          Section 4.2    Committee Action.
                         ----------------

          The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meet ing at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

           Section 4.3   Committee Responsibilities.
                         --------------------------

          Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

          (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

          (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

          (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.


                                   Article V
                                   ---------

                              Stock Option Grants
                              -------------------


           Section 5.1   Grant of Options.
                         ----------------

          (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Employee or an Eligible Director an Option to purchase Shares. An Option for Eligible Employees must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option. An Option for an Eligible Director shall be a Non-Qualified Stock Option.

          (b) Any Option granted under this section 5.1 shall be evidenced by a written agreement which shall:

          (i) specify the number of Shares covered by the Option determined in accordance with section 5.2;

         (ii) specify the Exercise Price, determined in accordance with section 5.3, for the Shares subject to the Option;

        (iii)  specify the Option Period determined in accordance with section
     5.4;

         (iv) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

          (v) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Employee or an Eligible Director.

          Section 5.2    Size of Option.
                         --------------

          Subject to section 3.1 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee or Eligible Director may be granted Options shall be determined by the Committee, in its discretion.

          Section 5.3    Exercise Price.
                         --------------

          The price per Share at which an Option granted to an Eligible Employee or Eligible Director shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.

          Section 5.4    Option Period.
                         -------------

          Subject to section 5.5, the Option Period during which an Option granted to an Eligible Employee may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the date specified in the Option agreement or, if no date is specified, on the earliest of:

          (a)       in the case of an Option granted to an Eligible Employee:

                    (i) the close of business on the last day of the three-month period commencing on the date of the Eligible Employee's termination of employment with the Employer, other than on account of death or Disability, Retirement or a Termination for Cause;

                   (ii) the close of business on the last day of the one-year period commencing on the date of the Eligible Employee's termination of employment due to death, Disability or Retirement;

                  (iii) the date and time when the Eligible Employee ceases to be an employee of the Employer due to a Termination for Cause; and

                   (iv) the last day of the ten-year period commencing on the date on which the Option was granted; and

          (b)       in the case of an Option granted to an Eligible Director:

                    (i) removal for cause in accordance with the Employer's bylaws, or Termination for Cause; or

                   (ii) the last day of the ten-year period commencing on the date on which the Option was granted.

          Section 5.5    Required Regulatory Provisions.
                         ------------------------------

          Notwithstanding anything contained herein to the contrary:

          (a) no Option shall be granted to an Eligible Employee or Eligible Director under the Plan prior to shareholder approval in accordance with section 8.10;

          (b) subject to section 9.2, each Option granted to an Eligible Employee or Eligible Director shall become exercisable no more rapidly than as follows:

               (i) prior to the first anniversary of the Effective Date, an Option shall not be exercisable;

              (ii) on and after the first anniversary, but prior to the second anniversary, of the Effective Date, an Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option when granted;

             (iii) on and after the second anniversary, but prior to the third anniversary, of the Effective Date, an Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option when granted, including in such forty percent (40%) any optioned Shares purchased prior to such second anniversary;

              (iv) on and after the third anniversary, but prior to the fourth anniversary, of the Effective Date, an Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option when granted, including in such sixty percent (60%) any optioned Shares purchased prior to such third anniversary;

               (v) on and after the fourth anniversary, but prior to the fifth anniversary, of the Effective Date, an Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option when granted, including in such eighty percent (80%) any optioned Shares purchased prior to such fourth anniversary; and

              (vi) on and after the fifth anniversary of the Effective Date and for the remainder of the Option Period, an Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

     provided, however, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability while in the service of an Employer.

          (c) The Option Period of any Option granted hereunder, whether or not previously vested, shall be suspended as of the time and date at which the Option holder has received notice from the Board that his or her employment is subject to a possible Termination for Cause, or in the case of an Eligible Director, removal for cause in accordance with the Employer's by-laws. Such suspension shall remain in effect until the Option holder receives official notice from the Board that he or she has been cleared of any possible Termination for Cause, or in the case of an Eligible Director, removal for cause, at which time, the original Exercise Period shall be reinstated without any adjustment for the intervening suspended period. In the event that the Option Period under section 5.4 expires during such suspension, the Company shall pay to the Eligible Employee, within 30 days after his reinstatement as an employee of the Company, damages equal to the value of the expired Options (based on the Fair Market Value of a Share as of the expiration of the Option Period less the Exercise Price of such Options).

          (d) No Option granted to an Eligible Employee or Eligible Director hereunder, whether or not previously vested, shall be exercised after the time and date at which the Option holder's services with the Employer are terminated in a Termination for Cause, or, in the case of an Eligible Director, removal for cause in accordance with the Employer's by-laws.

          Section 5.6   Additional Restrictions on Incentive Stock Options.
                        --------------------------------------------------

          An Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

          (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first be come available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

          (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

          (c) The Option Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an

     Option Period that does not satisfy this requirement, the designated Option Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

          (d) An Incentive Stock Option that is exercised during its designated Option Period but more than:

               (i) three (3) months after the termination of employment with the Company, a parent or a subsidiary (other than on account of disability within the meaning of section 22(e)(3) of the Code or death) of the Eligible Employee to whom it was granted; and

              (ii) one (1) year after such individual's termination of employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code) or death;

     may be exercised in accordance with the terms but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

          (e) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the Shares were acquired.


                                  Article VI
                                  ----------

                             Options -- In General
                             ---------------------


           Section 6.1   Method of Exercise.
                         ------------------

          (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

          (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

         (ii) delivering to the Committee full payment, consistent with section 6.1(b), for the Shares as to which the Option is to be exercised; and

        (iii) satisfying such other conditions as may be prescribed in the Option agreement.

          (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following: (i) in the form of Shares already owned by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; (ii) by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee shall have no obligation to allow, and may in its sole and absolute discretion decline to allow, the use of any exercise method described in section 6.1(b)(i), (ii) or
(iii) in any one or more case or in all cases.

          (c) When the requirements of section 6.1(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 7.3.

           Section 6.2   Limitations on Options.
                         ----------------------

          (a) An Option by its terms shall not be transferable by the Option holder other than to Family Members or Non-profit Organizations or by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the Option holder, only by the Option holder, a Family Member or a Non-profit Organization. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein. Notwithstanding the foregoing, an Incentive Stock Option is not transferable by an Eligible Employee other than by will or the laws of descent and distribution, and is exercisable, during his lifetime, solely by him.

          (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or
(ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.


                                  Article VII
                                  -----------

                           Amendment and Termination
                           -------------------------


          Section 7.1    Termination.
                         -----------

          The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or ter mination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.

          Section 7.2    Amendment.
                         ---------

          The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with section 162(m) of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.

          Section 7.3    Adjustments in the Event of a Business Reorganization.
                         -----------------------------------------------------

          (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available to any individual or group of individuals pursuant to section 3.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

          (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate exercise price and the value exchanged for outstanding Shares in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per optioned Share equal to the excess (if any) of the value exchanged for an outstanding Share in such merger, consolidation or other business reorganization over the Exercise Price of the Option being canceled.


                                 Article VIII
                                 ------------

                                 Miscellaneous
                                 -------------


          Section 8.1    Status as an Employee Benefit Plan.
                         ----------------------------------

          This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The plan shall be construed and administered so as to effectuate this intent.

          Section 8.2    No Right to Continued Employment.
                         --------------------------------

          Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any Eligible Director or dismiss any Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

          Section 8.3    Construction of Language.
                         ------------------------

          Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

          Section 8.4    Governing Law.
                         -------------

          The Plan shall be construed, administered and enforced according to the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The Plan shall be construed to comply with applicable FDIC Regulations.

          Section 8.5    Headings.
                         --------

          The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

          Section 8.6    Non-Alienation of Benefits.
                         --------------------------

          The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.

          Section 8.7    Taxes.
                         -----

          The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount re quired to be withheld under applicable law.

          Section 8.8    Notices.
                         -------

          Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

          (a)  If to the Committee:

               Port Financial Corp.
               1380 Soldiers Field Road
               Brighton, MA 02135

               Attention:     Corporate Secretary
                              -------------------

          (b) If to an Option holder, to the Option holder's address as shown in the Employer's records.

          Section 8.9    Required Regulatory Provisions.
                         ------------------------------

          The grant and settlement of Options under this Plan shall be conditioned upon and subject to compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

          Section 8.10   Approval of Shareholders.
                         ------------------------

          The Plan shall not be effective or implemented prior to April 12, 2001 unless approved by the holders of at least two-thirds of the total votes eligible to be cast at any duly called annual or special meeting of the Company, in which case the Plan shall be effective as of the later of (a) October 11, 2000 or (b) the date of such approval. If not effective prior to such one year anniversary, the Plan shall be effective on such later date as is specified by the Board. No Option shall be granted prior to the date on which the Plan becomes effective.


                                  Article IX
                                  ----------

         Additional Provisions Subject to Further Shareholder Approval
         -------------------------------------------------------------


          Section 9.1    Accelerated Vesting Upon Retirement or Change in
                         ------------------------------------------------
     Control.
     -------

          Notwithstanding anything in the Plan to the contrary, but subject to section 9.3: (a) in the event that any Eligible Employee terminates service as an Employee of all Employers, or in the event that an Eligible Director terminates service as a voting member of all Employers' boards of directors, and such termination constitutes a Retirement, all Options outstanding to such holder on the date of his Retirement shall, to the extent not already exercisable, become exercisable upon Retirement; and (b) in the event of a Change in Control, all Options outstanding under the Plan on the date of the Change in Control shall, to the extent not already exercisable, become exercisable on the date of the Change in Control.

          Section 9.2    Discretion to Establish Vesting Schedules.
                         ------------------------------------------

          Notwithstanding anything in the Plan to the contrary, but subject to section 9.3, section 5.5(b) shall apply in determining the exercisability of Options granted to Eligible Employees only if no different vesting schedule is established by the Committee and specified in the agreement evidencing an outstanding Option.

          Section 9.3    No Effect Prior to Shareholder Approval.
                         ---------------------------------------

          Notwithstanding anything contained in this Article IX to the contrary, the provisions of this Article IX shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held after April 11, 2001.

                                                                      APPENDIX B
                                                                      ----------




                             Port Financial Corp.

                      2000 Recognition and Retention Plan



                        ______________________________



                          Adopted on August 15, 2000

                               Table of Contents                          Page
                                                                          ----
                                   Article I

                                    Purpose

Section 1.1    General Purpose of the Plan                                   1


                                  Article II

                                  Definitions

Section 2.1    Award......................................................   1
Section 2.2    Award Notice...............................................   1
Section 2.3    Bank.......................................................   1
Section 2.4    Beneficiary................................................   1
Section 2.5    Board......................................................   1
Section 2.6    Change of Control..........................................   1
Section 2.7    Code.......................................................   3
Section 2.8    Committee..................................................   3
Section 2.9    Company....................................................   3
Section 2.10   Disability.................................................   3
Section 2.11   Disinterested Board Member.................................   3
Section 2.12   Effective Date.............................................   4
Section 2.13   Eligible Director..........................................   4
Section 2.14   Eligible Employee..........................................   4
Section 2.15   Employer...................................................   4
Section 2.16   Exchange Act...............................................   4
Section 2.17   FDIC Regulations...........................................   4
Section 2.18   Fund.......................................................   4
Section 2.19   Funding Agent..............................................   4
Section 2.20   Funding Agreement..........................................   4
Section 2.21   Person.....................................................   4
Section 2.22   Plan.......................................................   4
Section 2.23   Retirement.................................................   4
Section 2.24   Share......................................................   5


                                  Article III

                          Shares Available Under Plan

Section 3.1    Shares Available Under Plan................................   5

                                                                          Page
                                                                          ----

                                  Article IV

                                Administration

Section 4.1    Committee...................................................  5
Section 4.2    Committee Action............................................  6
Section 4.3    Committee Responsibilities..................................  6


                                   Article V

                                   The Fund

Section 5.1    Contributions...............................................  6
Section 5.2    The Fund....................................................  7
Section 5.3    Investments.................................................  7


                                  Article VI

                                    Awards

Section 6.1    To Eligible Directors.......................................  7
Section 6.2    To Eligible Employees.......................................  7
Section 6.3    Awards in General...........................................  8
Section 6.4    Share Allocations...........................................  8
Section 6.5    Dividend Rights.............................................  8
Section 6.6    Voting Rights...............................................  9
Section 6.7    Tender Offers...............................................  9
Section 6.8    Limitations on Awards....................................... 10


                                  Article VII

                                    Vesting

Section 7.1    Vesting of Awards........................................... 11
Section 7.2    Designation of Beneficiary.................................. 11
Section 7.3    Manner of Distribution...................................... 11
Section 7.4    Taxes....................................................... 12

                                                                          Page
                                                                          ----
                                 Article VIII

                           Amendment and Termination

Section 8.1    Termination................................................. 12
Section 8.2    Amendment................................................... 13
Section 8.3    Adjustments in the Event of a Business Reorganization....... 13


                                  Article IX

                                 Miscellaneous

Section 9.1    Status as an Employee Benefit Plan.......................... 14
Section 9.2    No Right to Continued Employment............................ 14
Section 9.3    Construction of Language.................................... 14
Section 9.4    Governing Law............................................... 14
Section 9.5    Headings.................................................... 14
Section 9.6    Non-Alienation of Benefits.................................. 15
Section 9.7    Notices..................................................... 15
Section 9.8    Required Regulatory Provisions.............................. 15
Section 9.9    Approval of Shareholders.................................... 15


                                   Article X

         Additional Provisions Subject to Further Shareholder Approval

Section 10.1   Accelerated Vesting Upon Retirement or Change in Control.... 16
Section 10.2   Discretion to Establish Vesting Schedules................... 16
Section 10.3   No Effect Prior to Stockholder Approval..................... 16

                             Port Financial Corp.
                             --------------------
                      2000 Recognition and Retention Plan
                      -----------------------------------

                                   Article I
                                   ---------

                                    Purpose
                                    -------

          Section 1.1    General Purpose of the Plan.
                         ---------------------------

          The purpose of the Plan is to promote the growth and profitability of Port Financial Corp. and its affiliated companies and to provide eligible directors, certain key officers and employees of Port Financial Corp. and its affiliated companies with an incentive to achieve corporate objectives, to attract and retain directors, key officers and employees of outstanding competence and to provide such directors, officers and employees with an equity interest in Port Financial Corp. and its affiliated companies.


                                  Article II
                                  ----------

                                  Definitions
                                  -----------

          The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

          Section 2.1    Award means a grant of Shares to an Eligible Director
                         -----
or Eligible Employee pursuant to section 6.1 or 6.2.

          Section 2.2    Award Notice means, with respect to a particular Award,
                         ------------
a written instrument signed by the Company and the Awards recipient evidencing the granting of the Award and establishing the terms and conditions thereof.

          Section 2.3    Bank means Cambridgeport Bank and any successor
                         ----
thereto.

          Section 2.4    Beneficiary means the Person designated by an Eligible
                         -----------
Director or Eligible Employee pursuant to section 7.2 to receive distribution of any Shares available for distribution to such Eligible Director or Eligible Employee, in the event such Eligible Director or Eligible Employee dies prior to receiving distribution of such Shares.

          Section 2.5    Board means the Board of Directors of the Company.
                         -----

          Section 2.6    Change of Control means any of the following events:
                         -----------------

          (a) the consummation of a reorganization, merger or consolidation of the Company with one or more other persons, other than a transaction following which:

               (i) at least 51% of the equity ownership interests of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act")) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in the Company; and

               (ii) at least 51% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of the Company;

          (b) the acquisition of all or substantially all of the assets of the Company or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding securities of the Company entitled to vote generally in the election of directors by any person or by any persons acting in concert;

          (c)  a complete liquidation or dissolution of the Company;

          (d) the occurrence of any event if, immediately following such event, at least 50% of the members of the board of directors of the Company do not belong to any of the following groups:

               (i) individuals who were members of the board of directors of the Company on the Effective Date; or

               (ii) individuals who first became members of the board of directors of the Company after the Effective Date either:

                    (A) upon election to serve as a member of the board of Directors of the Company by affirmative vote of three-quarters of the members of such board, or of a nominating committee thereof, in office at the time of such first election; or

                    (B) upon election by the shareholders of the Company to serve as a member of such board, but only if nominated for election by affirmative vote of three-quarters of the members of the board of directors of the Company, or of a nominating committee thereof, in office at the time of such first nomination;

          provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the board of directors of the Company;

          (e) approval by the stockholders of the Company of any agreement, plan or arrangement for the consummation of a transaction which, if consummated, would result in the occurrence of an event described in section 2.6(a), (b), (c) or (d); or

          (f)  any event which would be described in section 2.6(a), (b), (c),
     (d) or (e) if the term "Bank" were substituted for the term "Company" therein.

In no event, however, shall a Change of Control be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 2.6, the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.

          Section 2.7    Code means the Internal Revenue Code of 1986 (including
                         ----
the corresponding provisions of any succeeding law).

          Section 2.8    Committee means the Committee described in section 4.1.
                         ---------

          Section 2.9    Company means Port Financial Corp., a corporation
                         -------
organized and existing under the laws of the State of Massachusetts, and any successor thereto.

          Section 2.10   Disability means a condition of total incapacity,
                         ----------
mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

          Section 2.11   Disinterested Board Member means a member of the Board
                         --------------------------
who (a) is not a current employee of the Company or a subsidiary, (b) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director, except in an amount for which disclosure would not be required pursuant to Item 404(a) of the proxy solicitation rules of the Securities and Exchange Commission and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or
(b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act.

          Section 2.12   Effective Date means October 18, 2000.
                         --------------

          Section 2.13   Eligible Director means a member of the board of
                         -----------------
directors of an Employer who is not also an employee of any Employer.

          Section 2.14   Eligible Employee means any employee whom the Committee
                         -----------------
may determine to be a key officer or employee of the Employer and selects to receive an Award pursuant to the Plan.

          Section 2.15   Employer means the Company, the Bank and any successor
                         --------
thereto and, with the prior approval of the Board of Directors of the Company, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

          Section 2.16   Exchange Act means the Securities and Exchange Act of
                         ------------
1934, as amended.

          Section 2.17   FDIC Regulations means the rules and regulations of the
                         ----------------
Federal Deposit Insurance Corporation.

          Section 2.18   Fund means the corpus (consisting of contributions paid
                         ----
over to the Funding Agent, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Funding Agent under the Funding Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

          Section 2.19   Funding Agent means the trustee or custodian of the
                         -------------
Fund from time to time in office. The Funding Agent shall serve as Funding Agent until it is removed or resigns from office and is replaced by a successor Funding Agent or Funding Agents appointed by Port Financial Corp.

          Section 2.20   Funding Agreement means the agreement between Port
                         -----------------
Financial Corp. and the Funding Agent therein named or its successor pursuant to which the Fund shall be held in trust or custody.

          Section 2.21   Person means an individual, a corporation, a bank, a
                         ------
savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

          Section 2.22   Plan means the Port Financial Corp. 2000 Recognition
                         ----
and Retention Plan as amended from time to time.

          Section 2.23   Retirement means with respect to an Eligible Employee,
                         ----------
termination of all service for all Employers as an employee at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Bank, whether or not the individual in question actually participates in any such tax-qualified plan of the Bank, and in the case of an Eligible Director, termination of all service for all Employers as a voting member of the Employer's board of directors after the attainment of the latest age at which the Eligible Director is eligible for election or appointment as a voting member of the Employer's board of directors under the Employer's charter.

          Section 2.24   Share means a share of common stock of Port Financial
                         -----
Corp., par value $.01 per share.

                                  Article III
                                  -----------

                          Shares Available Under Plan
                          ---------------------------


          Section 3.1    Shares Available Under Plan.
                         ---------------------------

          (a) The maximum number of Shares available for Awards under the Plan shall be 297,713, subject to adjustment pursuant to section 8.3.

          (b) An aggregate maximum of 89,313 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to Eligible Directors, and a maximum of 14,885 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to any one Eligible Director.

          (c) An aggregate maximum of 297,713 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to Eligible Employees, and a maximum of 74,428 Shares (subject to adjustment pursuant to section 8.3) may be granted as Awards to any one Eligible Employee.


                                  Article IV
                                  ----------

                                Administration
                                --------------

          Section 4.1    Committee.
                         ---------

          The Plan shall be administered by the members of the Compensation Committee of Port Financial Corp. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.

          Section 4.2    Committee Action.
                         ----------------

          The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.


          Section 4.3    Committee Responsibilities.
                         --------------------------

          Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

          (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

          (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

          (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.


                                   Article V
                                   ---------

                                   The Fund
                                   --------


          Section 5.1    Contributions.
                         -------------

          Port Financial Corp. shall contribute, or cause to be contributed, to the Fund, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Directors or Eligible Employees shall be permitted.

     Section 5.2 The Fund.
                 --------

     The Fund shall be held and invested under the Funding Agreement with the Funding Agent. The provisions of the Funding Agreement shall include provisions conferring powers on the Funding Agent as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Funding Agent at any time in office.

     Section 5.3 Investments.
                 -----------

     The Funding Agent shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Funding Agreement, including savings accounts, time or other interest bearing deposits in or other bearing obligations of the Company, in such proportions as shall be determined by the Committee; provided, however, that in no event shall the Fund be used to purchase more than 297,713 Shares (subject to adjustment pursuant to section 8.3). Notwithstanding the immediately preceding sentence, the Funding Agent may temporarily invest the Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Funding Agent may retain the Trust Fund uninvested or may sell assets of the Fund to provide amounts required for purposes of the Plan.


                                  Article VI
                                  ----------

                                    Awards
                                    ------

     Section 6.1 To Eligible Directors.
                 ---------------------

     Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Director may be granted an Award shall be determined by the Committee in its discretion; provided, however, that in no event shall the number of Shares allocated to an Eligible Director in an Award exceed the number of Shares then held in the Fund and not allocated in connection with other Awards.

     Section 6.2 To Eligible Employees.
                 ---------------------

     Subject to the limitations of the Plan and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted an Award shall be determined by the Committee in its discretion; provided, however, that in no event shall the number of Shares allocated to an Eligible Employee in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.

          Section 6.3  Awards in General.
                       -----------------

          Any Award shall be evidenced by an Award Notice issued by the Committee to the Eligible Director or Eligible Employee, which notice shall:

          (a)  specify the number of Shares covered by the Award;

          (b)  specify the date of grant of the Award;

          (c)  specify the dates on which such Shares shall become vested; and

          (d) contain such other terms and conditions not inconsistent with the Plan as the Board or Committee may, in its discretion, prescribe.

          Section 6.4  Share Allocations.
                       -----------------

          Upon the grant of an Award to an Eligible Director or Eligible Employee, the Committee shall notify the Funding Agent of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Funding Agent shall reflect that such number of Shares have been awarded to such Award recipient.

          Section 6.5  Dividend Rights.
                       ---------------

          (a) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any cash dividends or distributions declared and paid with respect to Shares subject to the Award that are, as of the record date for such dividend, allocated to an Eligible Director or Eligible Employee in connection with such Award shall be promptly paid to and retained by such Eligible Director or Eligible Employee. Any cash dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Funding Agent.

          (b) Unless the Committee determines otherwise with respect to any Award and specifies such determination in the relevant Award Notice, any dividends or distributions declared and paid in property other than cash with respect to Shares shall be subject to the same vesting and other restrictions as the Shares to which the Award relates. Any such dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Funding Agent or, in the case of a stock dividend, used for future Awards.

          Section 6.6   Voting Rights.
                        -------------

          (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to exercise, or direct the exercise of, all voting rights appurtenant to unvested Shares related to such Award. Such a direction for any Shares as to which the Eligible Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Funding Agent or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

          (b) To the extent that the Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Funding Agent in such manner as the Committee shall direct to reflect the voting directions given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

          (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee who is not the record holder of the Shares relating to his or her Award all annual reports, proxy materials and other information furnished by Port Financial Corp., or by any proxy solicitor, to the holders of Shares.

          Section 6.7   Tender Offers.
                        -------------

          (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to respond, or to direct the response, with respect to the Shares related to such Award, to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction for any Shares as to which the Eligible Director or Eligible Employee is not the record owner shall be given by completing and filing, with the inspector of elections, the Funding Agent or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the Shares shall not be tendered or exchanged.

          (b) To the extent that the Fund contains Shares that are not allocated in connection with an Award, all responses to tender, exchange and other offers appurtenant to such Shares shall be given by the Funding Agent in such manner as the Committee shall direct to reflect the responses given by Eligible Directors or Eligible Employees with respect to Shares allocated in connection with their Awards.

          (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee, all information furnished by the offeror to the holders of Shares.

          Section 6.8  Limitations on Awards.
                       ---------------------


          (a) No Award shall be granted under the Plan prior to the later of the date on which the Plan is approved by shareholders pursuant to section 9.9 or October 11, 2000;

          (b) No Award granted under the Plan shall become vested more rapidly than under the following schedule:

          (i) prior to the first anniversary of the Effective Date, no part of any Award shall be vested in the absence of the death or Disability of the Award recipient;

          (ii) on and after the first anniversary of the Effective Date and prior to the second anniversary of the Effective Date, an Award will be vested as to a maximum of twenty percent (20%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient;

          (iii) on and after the second anniversary of the Effective Date and prior to the third anniversary of the Effective Date, an Award may be vested as to a maximum of forty percent (40%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient;

          (iv) on and after the third anniversary of the Effective Date and prior to the fourth anniversary of the Effective Date, an Award may be vested as to a maximum of sixty percent (60%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient;

          (v) on and after the fourth anniversary of the Effective Date and prior to the fifth anniversary of the Effective Date, an Award may be vested as to a maximum of eighty percent (80%) of the Shares subject to the Award when granted in the absence of the death or Disability of the Award recipient; and

          (vi) on and after the fifth anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.9, the Award may be vested as to one hundred percent (100%) of the Shares subject to the Award when granted; and

          (vii) an Award may become fully vested on the date of the Award holder's death or Disability without regard to the time expired from and after the Effective Date.

          (c) An Award by its terms shall not be transferable by the Eligible Director or Eligible Employee other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award and held in the Trust shall be distributable, during the lifetime of the Recipient, only to the Recipient.

                                  ARTICLE VII
                                  -----------

                                    Vesting
                                    -------


          Section 7.1   Vesting of Awards.
                        -----------------

          Subject to the terms and conditions of the Plan, unless otherwise determined by the Committee and specified in the Award Notice relating to an Award, Shares subject to each Award granted to an Eligible Director or Eligible Employee under the Plan shall become vested as follows: (i) twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the first anniversary of the date of grant; (ii) an additional twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the second anniversary of the date of grant; (iii) an additional twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the third anniversary of the date of grant; (iv) an additional twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the fourth anniversary of the date of grant; (v) an additional twenty percent (20%) of such Shares shall become vested twenty (20) calendar days after the end of the calendar quarter that includes the fifth anniversary of the date of grant; and provided, further, an Award shall become 100% vested upon the Award recipient's death or Disability.


          Section 7.2   Designation of Beneficiary.
                        --------------------------

          An Eligible Director or Eligible Employee who has received an Award may designate a Beneficiary to receive any undistributed Shares that are, or become, available for distribution on, or after, the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Director or Eligible Employee dies prior to the Eligible Director or Eligible Employee, or in the event that no Beneficiary has been designated, any undistributed Shares that are, or become, available for distribution on, or after, the Eligible Director's or Eligible Employee's death shall be paid to the executor or administrator of the Eligible Director's or Eligible Employee's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.

          Section 7.3   Manner of Distribution.
                        ----------------------

          (a) Except as provided in section 7.3(b), as soon as practicable following the date any Shares granted pursuant to an Award become vested pursuant to sections 7.1, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Funding Agent to the Award holder and shall cause the Funding Agent to distribute to the Award holder all property other than Shares then being held in connection with the Shares being distributed.

          (b) The Committee may, in its discretion, cause the transfer to an Award recipient of record ownership of the Shares subject to such Award that have not yet vested. Any such Shares shall be held in certificated form only, and the certificate therefor shall bear the following or a substantially similar legend:

          The securities evidenced hereby are subject to the terms of an Award Notice dated [date] between the issuer and [name of Award recipient] pursuant to the Port Financial Corp. 2000 Recognition and Retention Plan, a copy of which is on file with the issuer and may be inspected at the issuer's executive offices at 689 Massachusetts Avenue, Cambridge, Massachusetts 02139. No sale, transfer, hypothecation or other disposition of these securities may be made except in compliance with the terms of such Award Notice and the terms of the Plan.

          (c) The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Director or Eligible Employee or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.


          Section 7.4    Taxes.
                         -----

          The Company, the Committee or the Funding Agent shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.


                                 Article VIII
                                 ------------

                           Amendment and Termination
                           -------------------------

          Section 8.1      Termination.
                           -----------

          The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; provided, however, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Funding Agent shall make distributions from the Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Fund, if any, to Port Financial Corp.

          Section 8.2    Amendment.
                         ---------
          The Board may amend or revise the Plan in whole or in part at any time; provided, however, that no such amendment or revision shall alter the stockholder approval standard set forth in Article X as a condition precedent to the effectiveness of Article X or otherwise directly or indirectly give effect to the substance of the provisions of Article X without compliance with the stockholder approval requirement set forth therein.

          Section 8.3    Adjustments in the Event of a Business Reorganization.
                         -----------------------------------------------------

          (a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Port Financial Corp. is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held or permitted to be held in the Fund, the number of Shares covered by outstanding Awards, and the number of Shares available as Awards in total or to particular individuals or groups shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share, unless the Committee, in its discretion, establishes another appropriate method of adjustment.

          (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Port Financial Corp. is not the surviving entity, the Funding Agent shall hold in the Fund any money, stock, securities or other property received by holders of record of Shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Director or Eligible Employee shall be adjusted by allocating to the Eligible Director or Eligible Employee receiving such Award the amount of money, stock, securities or other property received by the Funding Agent for the Shares allocated to such Eligible Director or Eligible Employee, and such money, stock, securities or other property shall be subject to the same terms and conditions of the Award that applied to the Shares for which it has been exchanged.

                                  Article IX
                                  ----------

                                 Miscellaneous
                                 -------------

          Section 9.1    Status as an Employee Benefit Plan.
                         ----------------------------------

          This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

          Section 9.2    No Right to Continued Employment.
                         --------------------------------

          Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to continue in the service of any Employer. The Employers reserve the right to dismiss any Eligible Director or Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.

          Section 9.3    Construction of Language.
                         ------------------------

          Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.

          Section 9.4    Governing Law.
                         -------------

          The Plan shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America. The Plan shall be construed to comply with applicable FDIC Regulations.

          Section 9.5    Headings.
                         --------

          The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control

          Section 9.6    Non-Alienation of Benefits.
                         --------------------------

          The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts; provided, however, that any recipient of an Award who makes an election pursuant to section 83(b) of the Code to include the value of the Shares subject to such Award in gross income for federal income purposes when granted rather than when vested shall have the right to margin such Shares to finance the payment of taxes. Any Shares so margined shall nevertheless remain subject to the forfeiture provisions and other terms and conditions of the Award.

          Section 9.7    Notices.
                         -------

          Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or 5 days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

          (a)  If to the Committee:

               Port Financial Corp.
               1380 Soldiers Field Road
               Brighton, MA 02135

               Attention:     Corporate Secretary
                              -------------------

          (b) If to an Eligible Director or Eligible Employee, to the Eligible Director's or Eligible Employee's address as shown in the Employer's records.

          Section 9.8    Required Regulatory Provisions.
                         ------------------------------

          The making and payment of Awards under this Plan shall be conditioned upon and subject to compliance with section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

          Section 9.9    Approval of Shareholders.
                         ------------------------

          The Plan shall not be effective or implemented prior to April 12, 2001 unless approved by the holders of at least two-thirds of the total votes eligible to be cast at any duly called annual or special meeting of the Company in which case the Plan shall be effective as of the later of (a) October 11, 2000 or (b) the date of such approval. No Award shall be made prior to the date on which the Plan becomes effective.

                                   Article X
                                   ---------

         Additional Provisions Subject to Further Shareholder Approval
         -------------------------------------------------------------


     Section 10.1   Accelerated Vesting Upon Retirement or Change in Control.
                    --------------------------------------------------------

     Notwithstanding anything in the Plan to the contrary, but subject to section 10.3, unless otherwise determined by the Committee and specified in the Award Notice relating to an Award: (a) in the event that any Eligible Employee terminates service as an Employee of all Employers, or in the event that an Eligible Director terminates service as a voting member of all Employers' boards of directors, and such termination constitutes a Retirement, all Awards outstanding to such holder on the date of his Retirement shall, to the extent not already vested, become vested upon Retirement; and (b) in the event of a Change of Control, all Awards outstanding under the Plan on the date of the Change of Control shall, to the extent not already vested, become vested on the date of the Change of Control.


     Section 10.2   Discretion to Establish Vesting Schedules.
                    -----------------------------------------

     Notwithstanding anything in the Plan to the contrary, but subject to section 10.3, section 7.1 shall apply in determining the vesting of Awards only if no different vesting schedule is established by the Committee and specified in the Award Notice.


     Section 10.3   No Effect Prior to Stockholder Approval.
                    ---------------------------------------

     Notwithstanding anything contained in this Article X to the contrary, the provisions of this Article X shall not be applied, and shall be of no force or effect, unless and until the shareholders of the Company shall have approved such provisions by affirmative vote of the holders of a majority of the Shares represented in person or by proxy and entitled to vote at a meeting of shareholders duly called and held on or after April 11, 2001.